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ANNUAL MEETING STOCKHOLDER ENGAGEMENT SPRING 2021

FORWARD LOOKING STATEMENTS 2 Forward-looking statements in this presentation and the related discussions, include statements regarding our strategy, purpose, vision, demand, product development and capital expenditure plans and timing of those plans, acquisition, expansion and modernization plans and our expectations with respect to the costs and benefits of those plans and timing of those benefits, production levels, share repurchases, dividend rates, and our future revenue, price levels, margins, earnings, cash flow, tax rates and other financial metrics, are subject to risks that could cause actual results to differ materially from those suggested by the statements. These risks include, but are not limited to, adverse developments in the agricultural industry, including those resulting from COVID-19 (including plant closings, workforce availability, supply chain disruption, and product demand), weather, commodity prices, and changes in product demand, interruptions in supply of parts and products, the possible failure by us to develop new and improved products on time, including premium technology and smart farming solutions, within budget and with the expected performance and price benefits, introduction of new or improved products by our competitors and reductions in pricing by them, difficulties in integrating acquired businesses and in completing expansion and modernization plans on time and in a manner that produces the expected financial results, and adverse changes in the financial and foreign exchange markets. Further information concerning these and other risks is included in AGCO’s filings with the SEC, including its Form 10-K for the year ended December 31, 2020. AGCO disclaims any obligation to update any forward-looking statements except as required by law.

EXECUTIVE SUMMARY 3 Farmer-First Strategy Delivering Sustainable Stockholder Value  Under the leadership of our new CEO Eric Hansotia, we announced our Farmer-First strategy in March 2021, which is based on our passion for farmers and the important role agriculture plays in securing the global food supply and focuses on working side-by-side with farmers, understanding their business and forming deep trust and bonds  We will continue to leverage our award-winning, differentiated brand portfolio to deliver the high quality, smart farming solutions that deliver customer value Experienced and Diverse Board with Focus on Refreshment  Our Board is composed of directors with the right mix of skills, experience, independence and expertise to effectively guide our Farmer-First strategy, oversee management, and monitor progress on our business and initiatives  We maintain a thoughtful refreshment process, including the addition of two Board members in 2021, rotation of Committee Chairs and a new Lead Independent Director Commitment to Strong Governance, Compensation and Sustainability Practices  We engaged extensively with our stockholders over the past year, and these conversations directly informed recent governance and compensation changes  Our Compensation Committee conducted a holistic review of our executive compensation program, resulting in meaningful changes to our short-term and long-term program, effective 2021  We are focused on strengthening our commitment to sustainability and have embedded environmental pillars into our strategy to create value for our stakeholders

AGCO AT A GLANCE 4 We are a global leader in the design, manufacture and distribution of smart, sustainable agricultural solutions across the entire value chain To be the most trusted partner for industry-leading, smart farming solutions OUR PURPOSE Farmer-focused solutions to sustainably feed our world Revenue $9.1+ Billion (2020) Diverse Product Range Smart products across entire crop cycle Employees 21,000+ skilled employees Dealer Network 3,200+ dealers Global Reach 140 countries OUR VISION AGCO Today – A Solid Foundation Specialized Agriculture-Focused Brands that Target Specific Customer Needs Across the Crop Cycle

OUR FARMER-FIRST STRATEGY 5 Winning Outcomes Three Pillars to Our Farmer-First Strategy 1. Exceptional customer experiences that reinforce brand promises 2. High quality, smart solutions that create customer value 3. Customer-connected distribution from purchase to replacement • Global Fendt Full line • North America Large Ag • Precision Planting • Global Parts & Services Key Growth Levers Areas to Optimize Differentiators Purpose-Driven Culture • South America • Grain & Protein • Sustainability • Massey Ferguson • Exceptional Customer Experience • Smart Machines and Digital Services • Customer-centric Distribution • Farmer Centric • Simple, Fast, Focused • Core Values-based Key Focus Areas Top Rating Customer Grow Market Position 10+% Operating Margin Target Culture of Employee Safety Sustainable Grade Investment Employee Engagement 35+% RONA Target Our strategy leverages our award-winning, differentiated brand portfolio and offers customers best-in-class digital and in-person experiences to deliver high quality, trusted farming solutions

LONG-TERM OPERATING MARGIN TARGETS: ROADMAP TO 10% 6 Through our growth initiatives, the optimization of our existing business and the acceleration of our Precision Ag and Digital capabilities, we are targeting mid-cycle operating margins of 10%+ 2016 2018 2019 2020 2021E 5.9%* 4.1%* 7.0%* Margin Expansion – Key to Improved Returns 5.4%* 10%+ +80 to 100 bps* Mid-Cycle (2-3 years) Volume/ Mix AGCO Initiatives 1 2 3 4 Investments • R&D • DCX Growth Optimization Productivity * Reflects adjusted results, which exclude restructuring and other non-recurring items.

• Parts & Service • Fendt • NA Large AG • Precision Planting • High growth areas growing faster than rest of business • Higher incremental margins Advantages Growth in Key Areas 7 1 2018 2020 14% Growth ’20 vs ‘18 2X Optimization Impacts 2 Areas to Optimize • South America • Grain & Protein • Massey Ferguson • Sustainability Benefits • Growing farm footprint and Technology curve • Leverages demand trends • Access to emerging markets • Customer benefits • AGCO benefits Margin Impact +50 to 100 bps EXPANDING ON OUR ROADMAP TO 10% MARGINS

Material Cost Improvement and Manufacturing Optimization 8 3 Investments in Technology, R&D and Distribution 4 Global Purchasing Excellence (GPE) • Common components • Common suppliers • Low-cost country sourcing Material savings $30-40M Target + AGCO Production Systems • Utilizing Six Sigma and Lean • Investing in productivity enhancing technology • Smart Factory Digitalization Direct Labor savings $10-$15M Target Incremental annual savings $40M-$55M Strengthening Our Competitive Position • Expansion of Fuse, digital capabilities • Product Development, R&D • Distribution expansion R&D Driving Higher Margins and Returns • Increased technology development • Refreshed, competitive products • Expanding competitive differentiation R&D as a % of Sales 05 08 11 14 17 21E 2.2% ~4.0% EXPANDING ON OUR ROADMAP TO 10% MARGINS (CONT’D)

-40% 0% 40% 80% 120% 160% 200% Jan-2019 Apr-2019 Jul-2019 Oct-2019 Jan-2020 Apr-2020 Jul-2020 Oct-2020 Jan-2021 A STRONG TRACK RECORD OF OUTPERFORMANCE AGCO 162% Industry Peers2 99% Financial Highlights (in millions, except for share amounts) $9,352 $9,041 $9,150 Net Sales $501 $534 $639 Adjusted Operating Income & Margin5 $3.89 $4.44 $5.61 Free Cash Flow5Adjusted Earnings per Share5 $393 $423 $627 202020192018 202020192018 202020192018 202020192018 Three-Year TSR (2018 – 2020)4 One-Year TSR (2020)4 January 1, 2019 Eric Hansotia becomes COO of AGCO January 1, 2021 Eric Hansotia becomes Chairman & CEO of AGCO 5.4% 5.9% 7.0% 1) Total stockholder return (“TSR”) for the period 1/1/2019 to 3/15/2021. For purposes of this disclosure, TSR is calculated assuming dividend reinvestment. Peer returns based on equal weighting. 2) Relevant international industry peers include: CNH Industrial N.V., Deere & Company and Kubota Corporation. 3) Proxy peer companies noted on page 44 of the 2021 Proxy Statement. 4) One- and three-year TSR calculated to 3/15/2021. 5) Adjusted Operating Income & Margin, Adjusted Earnings per Share, and Free Cash Flow are non-GAAP measures. For a reconciliation to the most comparable GAAP measure, see the appendix to this presentation. 118% 44% 70% 160% 95% 133% AGCO Proxy2 Industry3 AGCO Proxy2 Industry3 Over his tenure as COO and now CEO, Eric Hansotia has helped to lead AGCO to outperform both proxy and industry peers, a testament to the success of his leadership and commitment to stockholder value creation1 Proxy Peers3 84% 9

EXPERIENCED AND DIVERSE BOARD WITH BALANCED TENURE

Our strong track record of refreshment has resulted in a qualified board reflective of relevant experiences...

DIRECTOR



Eric Hansotia
Chairman & CEO AGCO Corp.

Committees: EC^C, SP
Chairman
Joined Board in 2020

BIOGRAPHY

- Chairman, President and CEO of AGCO Corporation, leading the company's focus on precision agriculture, which is critical to the success of farmers and long-term sustainability of food supply
- Various other senior positions at AGCO, including Senior Vice President and COO
- Prior to joining AGCO, held several positions with John Deere, developing strong agricultural equipment industry experience, including international experience in Europe

SKILLS & EXPERIENCE

- ✓ Significant experience in the agricultural equipment industry in the areas of engineering, quality, advanced technology, manufacturing and product management
- ✓ Strong strategic view on future trends in global agriculture
- ✓ Proven global leadership experience as well as valuable subject matter expertise



Michael Arnold
Former President & CEO, Ryerson Inc.

Committees: GC^C, EC
Lead Independent Director

BIOGRAPHY

- Former CEO of Ryerson Inc. leading the business transformation under private equity ownership into a leader in its industry, and through its successful IPO
- Various senior management positions within The Timken Company for 30+ years, serving as a supplier to the agricultural industry, requiring extensive manufacturing and distribution expertise
- Former Board member of Gardner Denver Inc., serving an integral role in the sale of the company to KKR

SKILLS & EXPERIENCE

- ✓ Extensive experience in M&A, capital allocation, manufacturing, supply chain, strategy and technology
- ✓ Strong global track record of acquiring, building and leading businesses through growth and transformations
- ✓ History of supporting large public companies by bringing proven global leadership experience



Roy Armes
Former Exec. Chair, Pres. & CEO, Cooper Tire & Rubber

Committees: CC, GC

BIOGRAPHY

- Former Executive Chairman, President and CEO of Cooper Tire and Rubber Company, responsible for overseeing over 10,000 employees in the U.S., Europe and Asia
- Various executive positions with Whirlpool Corporation for 30+ years, including responsibility for manufacturing, technical development and marketing in several of AGCO's markets, including Europe

SKILLS & EXPERIENCE

- ✓ Strong understanding of global manufacturing, strategy, distribution and supply chain expertise
- ✓ Significant global experience, having leadership roles in Europe and Asia
- ✓ History of leading large public companies through management and Board positions



Sondra Barbour
Former Exec. VP, Lockheed Martin

Committees: AC^C, CC, EC, FC
Joined Board in 2019

BIOGRAPHY

- Various leadership positions at Lockheed Martin for 30+ years, overseeing one of the largest and most sophisticated information technology functions supporting the design and manufacturing of complex defense hardware and the provision of a broad range of technical, scientific, logistics, system integration and cybersecurity services to customers
- As VP of Internal Audit at Lockheed, oversaw the corporation's supply chain activities, internal controls and risk management

SKILLS & EXPERIENCE

- ✓ Extensive experience in information technology, internal control and finance
- ✓ Proven global leadership experience
- ✓ History of leading large public companies through management and Board positions



P. George Benson
Professor and Former President, College of Charleston

Committees: AC, CC

BIOGRAPHY

- Distinguished professional background as Professor of Decision Sciences at College of Charleston, serving as a leading expert in decision sciences, strategic planning and organizational management systems
- Lead Director, Chairman of the Corporate Governance Committee and member of the Audit Committee of Primerica, Inc.
- Former roles leading colleges, including Dean of Terry College of Business at University of Georgia and of Rutgers Business School, providing a critical link to the academic and research sectors

SKILLS & EXPERIENCE

- ✓ Background in both theoretical as well as practical managerial, governance and leadership experience
- ✓ Provides critical link to the academic and research sectors
- ✓ History of leading large public companies through board positions

Board Tenure



Average Tenure: 6 years
5
3
2
≤ 5 Years
6 - 10 Years
> 10 Years

Ongoing Refreshment

Established a qualified, diverse Board with relevant skills as part of our ongoing Board refreshment process by appointing two qualified, independent directors in January 2021, a total of five new directors in the last five years

AC: Audit Com. CC: Compensation Com. EC: Executive Com. FC: Finance Com. GC: Governance Com. SP: Succession Planning Com. ^C: Chair

10

AGCO Your Agriculture Company

EXPERIENCED AND DIVERSE BOARD WITH BALANCED TENURE (CONT'D)

…best suited to deliver long-term stockholder value and drive our Farmer-First strategy

DIRECTOR



Suzanne Clark
CEO, U.S. Chamber of Commerce

Committees: CC[C], EC, SP

Joined Board in 2017

BIOGRAPHY

- CEO of the U.S. Chamber of Commerce, holding unequaled insight into American industry and commerce as well as international interests
- Member of the Board of Directors and Audit Committee of TransUnion
- Former President of International Women's Forum (Washington Chapter), a global group of leading women in business, law, government, technology and arts

SKILLS & EXPERIENCE

- ✓ Broad experience in sustainability, government regulation and trade and commerce
- ✓ Provides real-time guidance on critical issues considered in Washington and elsewhere
- ✓ American and international industry and commerce experience



Bob De Lange
Group President, Caterpillar Inc.

Committees: FC, GC

Joined Board in 2021

BIOGRAPHY

- Group President, Services, Distribution and Digital of Caterpillar Inc., responsible for management of the Caterpillar brand and distribution network
- Held leadership positions since joining Caterpillar Inc. in 1993, including Group President of Construction Industries
- Held the positions of Vice President, Excavation Division, and Worldwide Product Manager, Earthmoving Division at Caterpillar Inc.

SKILLS & EXPERIENCE

- ✓ Relevant industry experience in product design, supply chain, manufacturing and distribution
- ✓ Significant global experience, with prior roles in Europe and Asia
- ✓ Strong understanding of the manufacturing and distribution of highly-engineered equipment through a global manufacturing base and broad network of distributors



George Minnich
Former SVP & CFO, ITT Corp.

Committees: FC[C], AC, EC, GC

BIOGRAPHY

- Former SVP and CFO of ITT Corporation, navigating critical issues related to financial performance and capital structure and allocation
- Various positions within PricewaterhouseCoopers for over 20 years, serving as a trusted audit partner for public companies
- Member of the Board of Directors and Audit Committee of Belden Inc., where he serves as Chair of the Audit Committee, and Kaman Corporation providing oversight of the key enterprise-related risks facing public companies

SKILLS & EXPERIENCE

- ✓ Strong financial and capital allocation expertise
- ✓ Extensive experience in accounting, internal controls and risk management
- ✓ Significant public company board and audit committee experience



Mallika Srinivasan
Chair & Managing Director, Tractors & Farm Equipment Ltd.

Committee: SP

BIOGRAPHY

- Chairman and Managing Director of Tractors and Farm Equipment Limited (TAFE) navigating the agricultural farm machinery industry in India and emerging markets
- Director and Chair of the Nomination and Remuneration Committee of Tata Steel Limited (India) providing oversight over company execution of strategy, performance, and retention of key executives
- Previously held several leadership positions in India, including being the President of the Tractor Manufacturers Association of India

SKILLS & EXPERIENCE

- ✓ Strong agricultural background and expertise along with deep knowledge of distribution networks
- ✓ Proven public company board experience



Matthew Tsien
Exec. VP & CTO, General Motors

Committees: AC, CC

Joined Board in 2021

BIOGRAPHY

- Executive Vice President, CTO at General Motors and President of General Motors Ventures, helping lead the company's evolution through successive generations of technology and performance requirements
- Various positions since joining General Motors in 1976, including his service as President of GM China, where he held profit and loss responsibility and led 50,000 workers producing automobiles for both the Chinese market and export

SKILLS & EXPERIENCE

- ✓ Proven experience in engineering, electrification, connectivity, manufacturing, supply chain management and product design
- ✓ Significant expertise in the management of, and investment in, evolving technologies
- ✓ Strong international track record, most notably as President of GM China

Independence


2
8
Independent
Non-Independent

Diversity


30%
20%
80%
70%
Gender
Ethnic

AC: Audit Com. CC: Compensation Com. EC: Executive Com. FC: Finance Com. GC: Governance Com. SP: Succession Planning Com. [C]: Chair

AGCO
Your Agriculture Company

11

Sondra Barbour New Audit Chair Suzanne Clark New Compensation Chair George Minnich New Finance Chair Michael Arnold New Governance Chair GOVERNANCE PRACTICES INFORMED BY ROBUST STOCKHOLDER ENGAGEMENT 12 The Board has been reviewing, developing and implementing our governance practices throughout the last several years, and changes made have been informed by extensive stockholder engagement Total Contacted 75% Total Engaged 60% Key Engagement Topics • Board leadership structure • Board composition and refreshment process • Compensation alignment • Sustainability Recent Governance Enhancements • Continuation of our board refreshment process, with the addition of five new independent members within the last five years; including two in 2021 • Refreshed compensation program for 2021, better aligned to strategy and stockholder value return • Strengthening of our Lead Director duties and adopted a five-year term limit for Lead Director • Refreshment of committee assignments in order to bring new perspectives • Adoption of a five-year term limit for chairs of our Audit, Governance and Compensation Committees • An increase in the share ownership requirements for our directors and CEO • Strengthening of our hedging and pledging policy Stockholder Engagement Committee Refreshment WE CONTINUE TO THOUGHTFULLY CONSIDER POTENTIAL GOVERNANCE CHANGES THAT ARE IN THE BEST INTERESTS OF OUR STOCKHOLDERS

13 STRONG INDEPENDENT BOARD OVERSIGHT OF GO-FORWARD STRATEGY Robust Lead Independent Director Responsibilities The Board recently further enhanced its Lead Independent Director duties to ensure a robust role for the Lead Independent Director:  Presides over executive sessions and at all meetings of the Board in absence of the Chairman  Call and Chair meetings of the independent directors  Provides input to the Chairman on setting Board agendas and establishes the agenda for executive sessions  Facilitate discussion and open dialogue among non- management and independent directors  Generally approves information sent to the Board  Available for consultation and direct communication with major stockholders  Participates in meetings of Board Committees  Leads the performance evaluation process of the CEO  Review and report on Board and Committee self-evaluations  Review Board and Committee performance, effectiveness and composition The Board has selected Michael Arnold to serve as its new Lead Independent Director, and additionally has enhanced the responsibilities of the role to ensure effective independent oversight Michael Arnold Lead Independent Director  As part of our ongoing board refreshment process, Michael Arnold was appointed as our new Lead Independent Director in December 2020 given his diverse skillset and extensive knowledge of the industry  Former President and CEO, Ryerson Inc.  Proven board experience and an operational and leadership track record with global expertise in industrial businesses  Since joining AGCO’s Board in October 2013, has served on and chaired several committees, including the Audit, Finance, and Governance Committees, the last of which he currently chairs  Prior public-company governance experience, having served as an independent director of Gardner Denver through its successful sale to KKR in 2013

REFRESHED COMPENSATION PROGRAM IN RESPONSE TO FEEDBACK

In response to stockholder feedback, we conducted a holistic review of our executive compensation program and made meaningful changes effective 2021. We also enhanced our disclosures relating to targets and achievements.

1. In response to stockholder feedback, the Compensation Committee has adjusted metrics for the annual incentive and selected entirely new metrics for the long-term incentive, emphasizing relative performance through both a new relative metric and the addition of a relative TSR modifier

2. For both the annual and long-term incentive, performance targets are set based on a new sliding scale model to better align pay and performance while dealing with industry cyclicality

3. Majority of NEOs' annual equity grants continue to be based on a formulaic and rigorous Performance Share Plan ("PSP"), weighted at 60% of the annual target equity grant mix

4. Froze the executive defined benefit retirement plan with a transition to an executive defined contribution plan

Sliding Scale Goals Example



Operating Margin
Maximum
Target
Threshold
80% Trough
90%
100% Mid-Cycle
110%
120% Peak
Industry level - % of 10-year industry average
RONA
Maximum
Target
Threshold
80% Trough
90%
100% Mid-Cycle
110%
120% Peak
Industry level - % of 10-year industry average

14

AGCO
Your Agriculture Company

Component 2020 Compensation Plan ] New 2021 Compensation Plan How Changes Link to Performance and Strategy Base Salary  Targeted at median levels of other industrial companies of similar revenue and complexity  Targeted at median levels of other industrial companies of similar revenue and complexity  Lower Y-O-Y salary for new CEO, in-line with broader competitors Short-Term Incentive Plan  70% - Adjusted Operating Margin as a Percentage of Net Sales  30% - Free Cash Flow  50% - Adjusted Operating Margin  50% - Return On Net Assets (“RONA”)  Margin improvement and sound asset management are key to improving financial performance Long-Term Incentive Plan  60% - Performance Share Plan (“PSP”) • 50% - Annual Operating Margin • 50% - Annual Return on Invested Capital (“ROIC”) • Vests after three years based on performance against three annual performance periods  20% - Restricted Stock Units (“RSUs”) • Adjusted for operating margin relative to peer group (+/- 25%) • Cliff vest at the end of the three-year cycle  20% - Stock-Settled Stock Appreciation Rights (“SSARs”) • Vest in equal installments over four years  60% - Performance Share Plan (“PSP”) • 50% - Three-year Revenue Growth relative to Industry • 50% - Three-year Return on Net Assets (“RONA”) • Relative TSR Modifier using a 20-day average (+/- 20%)  40% - Restricted Stock Units (“RSUs”) • Three-year ratable vesting period  Discontinued use of Stock-Settled Stock Appreciation Rights (“SSARs”)  Revenue and RONA metrics balance between growth and asset return discipline  Added a relative revenue growth metric and relative TSR modifier to better compare to industry peers and enhance alignment with stockholder value creation  Increased RSU weighting to promote retention of key talent  Removed SSARs to simplify long-term incentive program to only two elements OUR REDESIGNED 2021 EXECUTIVE COMPENSATION PROGRAM 15 Following careful consideration by the Compensation Committee while incorporating stockholder feedback, we have better aligned our compensation program to performance and strategy  Performance targets for both the short- term and long-term incentives are based on a new sliding scale model to better align pay and performance while accounting for business cyclicality

Advancing Soil Health & Soil Carbon Sequestration Reducing atmospheric greenhouse gas by capturing carbon in agricultural soils Decarbonizing our Operations & Products Reducing CO2 emissions to limit the extent of climate change Prioritizing Animal Welfare in Food Production Leveraging technology to drive innovation for animal- based food production Ensuring that all AGCO workplaces protect the health and safety of employees Elevating Employee Health, Safety & Well-Being Governance – Data & Assurance – Sustainable Products – ESG Reporting – Stakeholder Engagement Sustainability Foundations 16 OUR SUSTAINABILITY PRIORITIES Sustainable agriculture is fundamental to our shared future and is imperative to fulfilling our Purpose; our new 2020 Sustainability Report provides further disclosure on our sustainability goals, performance and oversight

Sustainable Grade Investment • High-quality data for sustainability goals and metrics • Risk management inclusive of climate risk Growth Through Sustainability Offerings • Technology and solutions to address carbon capture through machinery and digital tools • Proponents of clean tech and climate smart agriculture Positive Societal Impact • Decarbonization efforts drive environmental benefits for agricultural lands and mitigating climate change impacts • Corporate responsibility demonstrated via products and practices that care for people and planet SUSTAINABILITY OUTCOMES TO DRIVE TOWARDS We are prioritizing the sustainability actions and investments that make the greatest and most immediate positive impact on farmers and our industry Our 2020 Sustainability Report provides additional information and progress towards our goals 17

APPENDIX 18

RECONCILIATION OF NON-GAAP MEASURES (In millions, except per share amounts) 2020 2019 2018 Income from Operations Net Income(1),(2) Net Income per Share(1) Income from Operations Net Income(1),(2) Net Income per Share(1),(2) Income from Operations Net Income(1) Net Income per Share(1) As reported $599.7 $427.1 $5.65 $348.1 $125.2 $1.63 $489.0 $285.5 $3.58 Impairment charges 20.0 10.0 0.13 176.6 176.6 2.29 -- -- -- Restructuring expenses 19.7 19.5 0.26 9.0 8.3 0.11 12.0 8.7 0.11 Gain on sale of investment in affiliate -- (32.5) (0.43) -- -- -- -- -- -- Deferred income tax adjustment -- -- -- -- 53.7 0.70 -- -- -- Swiss tax reform -- -- -- -- (21.8) (0.28) -- -- -- Extinguishment of debt -- -- -- -- -- -- -- 24.5 0.31 Tax benefit associated with U.S. tax reform -- -- -- -- -- -- -- (8.5) (0.11) As adjusted $639.4 $424.2 $5.61 $533.7 $341.9 $4.44 $501.0 $310.2 $3.89 (1)Net income and net income per share amounts are after tax. (2)Rounding may impact summation of amounts. 2020 2019 2018 Net cash provided by operating activities $896.5 $695.9 $595.9 Less: Capital expenditures (269.9) (273.4) (203.3) Free cash flow $626.6 $422.5 $392.6 Years Ended December 31, 19

THANK YOU